UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 22, 2005

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as seller under a Pooling and Servicing Agreement, dated as of August 1, 2005, providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 2005-EFC3 (Exact name of registrant as specified in its charter)


             DELAWARE                333-125485              41-1955181
 (State of Other Jurisdiction of     (Commission          (I.R.S. Employer
          Incorporation)              File Number)        Identification No.)


    8400 Normandale Lake Blvd.                           55437
            Suite 250                                  (Zip Code)
      Minneapolis, Minnesota
(Address of Principal Executive Offices)



     Registrant's telephone number, including area code, is (952) 857-7000


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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

        On or about August 30, 2005, the Registrant will cause the issuance and sale of Mortgage Asset Backed Pass-Through Certificates, Series 2005-EFC3, Class A-I-1, Class A-I-2, Class A-I-3, Class A-II, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class SB, Class R-I and Class R-II Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of August 1, 2005, among the Registrant, Residential Funding Corporation, as Master Servicer and U.S. Bank National Association, as Trustee.

        In connection with the sale of the Series 2005-EFC3, Class A-I-1, Class A-I-2, Class A-I-3, Class A-II, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates (the "Underwritten Certificates"), the Registrant has been advised by Residential Funding Securities Corporation (the "Underwriter"), that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-125485, which Computational Materials are being filed manually as exhibits to this report.

        The Computational Materials have been provided by the Underwriters. The Computational Materials consist of the pages attached to the Form SE dated August 23, 2005.

        The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The
Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

        In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.


Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits

        (a)    Financial Statements. Not applicable.
        (b)    Pro Forma Financial Information. Not applicable.
        (c)    Exhibits

         99.1 Computational Materials



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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                              RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

                                 By: /s/ Joseph Orning
                               Name: Joseph Orning
                              Title: Vice President





Dated:  August 23, 2005



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                                  EXHIBIT INDEX


                Item 601(a) of
                Sequentially
Exhibit         Regulation S-K      Number
Number          Exhibit No.         Description               Page

   1            99                  Computational Materials   Filed Manually



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                                     EXHIBIT


                             (Intentionally Omitted)